UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐Preliminary Proxy Statement.
☐Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☒Definitive Proxy Statement.
☐Definitive Additional Materials.
☐Soliciting Material Pursuant to § 240.14a-12.
FundX Investment Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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(4)Date Filed:

FundX ETF – XCOR
FundX Flexible ETF – XFLX
FundX Conservative ETF – ZRLX
FundX Aggressive ETF – XNAV
each a series of
FUNDX INVESTMENT TRUST
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-866-455-FUND [3863]
December 2, 2024
Dear Fund Shareholder:
One Capital Management, LLC (“OCM”) is the investment advisor to the FundX ETF, FundX
Flexible ETF, FundX Conservative ETF and FundX Aggressive ETF (each a "Fund" and collectively the
"Funds"). Pursuant to a purchase agreement, Merchant Wealth Management Holdings 3, LLC became the majority owner of OCM on November 8, 2025 (the "Closing Date").
The transaction caused an assignment of the investment advisory agreement between FundX
Investment Trust (the "Trust"), on behalf of the Funds, and OCM under the Investment Company Act of
1940 (the “1940 Act”). This assignment resulted in the automatic termination of the investment advisory agreement in accordance with its terms as required by Section 15 of the 1940 Act. To enable OCM to continue to serve as advisor to the Funds the Board approved of an interim advisory agreement.
The Trust is seeking shareholder approval of a new advisory agreement with OCM on behalf of each Fund (the "Proposed Advisory Agreement"). There are no material differences between the Proposed
Agreement and the prior investment advisory agreement, nor are there any material differences in OCM’s obligations under the Proposed Agreement.
The Trust is also seeking shareholder approval of two additional proposals that are to be voted on by each Fund, separately:
(1) a proposal to approve a "manager of managers" arrangement that would allow a fund the flexibility to change a sub-advisory agreement without shareholder approval, subject to the approval of the Board of Trustees.
(2) a proposal to amend the fundamental restriction of each Fund with respect to loans.
Enclosed is a Notice of Special Meeting of Shareholders of the Funds to be held on December 23,
2024 (the “Meeting”) at 11:00 a.m. Pacific time at the offices of FundX Investment Trust, 101
Montgomery Street, Suite 2400, San Francisco, California 94104 together with a proxy statement and proxy card relating to the proposals to consider and approve the Proposed Agreement.
If you are a shareholder of record of a Fund as of the close of business on November 21, 2024, you are entitled to vote at the Meeting and at any postponement or adjournment thereof. While you are, of course, welcome to join us at the Meeting, most shareholders will cast their votes by filling out and signing the enclosed proxy card. The Board of Trustees of the Funds has recommended approval of the Proposals, and encourages you to vote “FOR” each, as applicable. If you have any questions regarding the issues to be voted on, please do not hesitate to call 1-866-455-FUND [3863]. The proxy is being solicited on behalf of the Board of Trustees of the FundX Investment Trust.
Your vote is important, no matter how many shares you own. Even if you plan to attend the
Meeting, to help ensure that your vote is represented, please either complete, date, sign and return the enclosed proxy card by mailing it in the enclosed postage-paid envelope or follow the instructions under “Frequently Asked Questions” to vote by phone or internet. You may revoke your proxy at any time before it is actually voted by providing written notice of your revocation to the undersigned, by submitting a subsequent proxy or by voting in person at the Meeting.
Thank you for taking the time to consider these important proposals and for your continuing investment in the Funds.
Sincerely,
President, FundX Investment Trust
Q&A 1
Important information to help you understand
and vote on the proposals
Please read the full text of the proxy statement.  Below is a brief overview of the proposals to be voted upon.  Your vote is important.
Q:What is this document and why did you send it to me?
A:You are receiving these proxy materials because on November 21, 2024 (the “Record Date”), you owned shares of FundX ETF ("FundX ETF"), FundX Flexible ETF ("Flexible ETF"), FundX
Conservative ETF ("Conservative ETF"), and FundX Aggressive ETF ("Aggressive ETF," and
together with FundX ETF, Flexible ETF, and Conservative ETF, the "Funds," and separately, each a
"Fund") and, as a result, you have the right to vote on the Proposals and are entitled to be present at and to vote at the Special Meeting. Each share of a Fund is entitled to one vote on the applicable
Proposal. This document is a proxy statement. We are sending this document to you for your use in deciding whether to approve the Proposals. This document includes the Notice of Special Meeting of
Shareholders, a proxy statement, and a proxy card.

Q:What is a proxy?
A:A proxy is a person who votes the shares of another person who could not attend a meeting. The term
“proxy” also refers to the proxy card or other method of appointing a proxy. When you submit your proxy, you are appointing Jeff Smith and Sean McKeon, each of whom are officers of the Trust, as your proxies, and you are giving them permission to vote your shares at the special meeting. The appointed proxies will vote your shares as you instruct, unless you submit your proxy without instructions. In this case, they will vote FOR the proposals. With respect to any other proposals to be voted upon, they will vote in accordance with the recommendation of the Board or, in the absence of such a recommendation, in their discretion. If you do not submit your proxy, they will not vote your shares. This is why it is important for you to return the proxy card to us as soon as possible whether or not you plan on attending the meeting.

Q:What am I being asked to vote on?
A:You are being asked to vote on the following proposals:
PROPOSAL 1:  For shareholders of each Fund, separately, to approve a new investment advisory agreement between One Capital Management, LLC (the “Advisor”) and FundX Investment Trust (the
"Trust") on behalf of each Fund, (the "New Advisory Agreement").
Q&A 2
PROPOSAL 2:  For shareholders of each Fund, separately, to approve a “manager of managers”
arrangement that would grant the applicable Fund and the Advisor greater flexibility to change sub-
advisory arrangements without shareholder approval, subject to prior approval by the FundX Investment
Trust’s Board of Trustees.
PROPOSAL 3: For shareholders of each Fund, separately, to approve of a change to each Fund's fundamental investment restriction related to loans.

Q:How will my approval of the New Advisory Agreement  affect the management and operation of my Fund?
A:The persons responsible for managing each Fund’s assets are not expected to change as a result of or in connection with New Advisory Agreement. Each Fund's portfolio management team will continue to be primarily responsible for the day-to-day management of each Fund’s portfolio.

Q:How will my approval of a "manager of managers" arrangement affect the management and operation of my Fund?
A:No change is expected as a result of your approval of the manager of managers arrangement. The
Trust expects to seek exemptive relief from the Securities and Exchange Commission (the “SEC”)
that would provide the Advisor with the flexibility to enter into and materially amend sub-advisory agreements with affiliated or unaffiliated sub-advisers, with the approval of the Board, but without shareholder approval. This exemptive relief would allow the Funds to avoid the costs and delays associated with holding a shareholder meeting. This relief is referred to as “manager of managers”
relief. As a condition of the exemptive relief, a Fund is required to receive shareholder approval to rely on the manager of managers relief prior to first use. There is no assurance or guarantee that the
SEC will grant the Trust and Advisor the requested exemptive relief.

Q:How will my approval of the Fund's fundamental investment restrictions related to loans affect the management and the operation of my Fund?
A:Each Fund's current investment restriction as written is more restrictive than what is mandated by the
1940 Act (e.g. each Fund is currently not permitted to lend securities as a means to generate additional income for shareholders). If approved, the Advisor intends to manage each Fund consistent with the restrictions of the 1940 Act. Namely, the Funds may not lend securities or make any other loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except the
Funds may purchase debt securities, may enter into repurchase agreements, and may acquire loans, loan participations and assignments (both fund and unfunded) and other forms of debt instruments.
Q&A 3
Q:How will my approval of any of the Proposals affect the expenses of my Fund?
A:The investment advisory fee paid by each Fund to the Advisor will not increase if the New
Agreement with the Advisor is approved. In addition, the Advisor has agreed to maintain each Fund's current expense cap for a two-year period after the date of the Transaction. Approval of either of the other proposals is not expected to increase a Fund's expense ratio.

Q:What are the primary reasons for the Board’s approval of the Advisor to continue as the investment advisor of my Fund?
A:The Board weighed a number of factors in reaching its decision to approve the Advisor to continue as the investment advisor for the Funds, including the history, reputation, qualifications and resources of the Advisor and the fact that each Fund's current portfolio managers would continue to provide the portfolio management services to the Funds.  The Board also considered that if the Proposed
Agreement is approved, the Fund’s investment advisory fee would not increase and total expenses for each Fund would not increase.

Q:Are there any differences between the existing investment advisory agreement and the New
Advisory Agreement?
A:No. There are no material differences between the existing investment advisory agreement and the
New Advisory Agreement other than the effective date.

Q:Does the Fund’s Board of Trustees recommend that I approve any of the Proposals?
A:Yes. After careful consideration, the Board of Trustees, including all of the Independent Trustees, has unanimously approved the Proposals, including the New Advisory Agreement with the Advisor on behalf of the Funds, and recommends that you also vote to approve your respective Proposals.

Q&A 4
Q:Who is paying for this proxy mailing and for the other solicitation costs associated with this shareholder meeting?
A:The expenses in connection with preparing the proxy statement and its enclosures and all solicitations will be paid by the Advisor.

Q:Who is eligible to vote?
A:Shareholders of record of the Funds as of the close of business on November 21, 2024 (the “Record
Date”) are entitled to be present and to vote at the Meeting or any adjournment thereof. Shareholders of record of a Fund at the close of business on the Record Date will be entitled to cast one vote for each full share.

Q:What vote is required?
A:Approval of  each Proposal, separately, requires the vote of the “majority of the outstanding voting securities,” which is defined under the 1940 Act as the lesser of:  (1) 67% or more of the voting securities of each Fund entitled to vote present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting shares entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding shares of each Fund entitled to vote thereon.

Q:How do I vote my shares?
A:For your convenience, you may vote your shares in the following four ways:
By Mail: You may vote your shares by completing, dating, signing and returning your proxy card by mailing it in the enclosed postage-paid envelope.
By Telephone: You may vote your shares by telephone. To do so, please have your proxy card available, call the toll-free number on the proxy card and follow the simple instructions.
Online: You may vote your shares using the internet. To do so, please have your proxy card available and go to the website shown on the proxy card. Follow the simple instructions found on the website.
Q&A 5
In Person: You may vote your shares in person at the Meeting if you attend. If attending in person, the Meeting will be held on December 23, 2024 at 11:00 a.m. Pacific time at the offices of FundX
Investment Trust, 101 Montgomery Street, Suite 2400, San Francisco, California 94104.
If you simply sign and date the proxy card, but do not indicate a specific vote for a Proposal, your shares will be voted FOR the Proposals and to grant discretionary authority to the persons named in the card as to any other matters that properly come before the Meeting.
Whether you vote in person, by mail, by telephone or by internet, you may revoke your proxy at any time before it is exercised by giving the Trust’s Secretary written notice of your revocation, by submitting a subsequent proxy (the subsequent proxy may be submitted by mail, telephone or internet) or by voting in person at the Meeting. Your attendance at the Meeting does not automatically revoke your proxy.

Q:How can a quorum be established?
A:Under the Trust’s Bylaws, a quorum is constituted by the presence in person or by proxy of
33 percent of the outstanding shares of each Fund entitled to vote at the Meeting. Proxies returned that reflect an abstention on the Proposals may be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Q:What will happen if there are not enough votes to approve the any or all of the Proposals?
A:In the event a quorum is present at the Meeting but sufficient votes to approve any or all of the
Proposals are not received management may propose one or more adjournments of the Meeting to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the Proposals, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities, and the nature of the reasons for such further solicitation. Any adjournment or postponement would require a vote in favor of the adjournment by a majority of the votes cast by those shareholders present in person or by proxy.
Because each Proposal is expected to “affect substantially” a shareholder’s rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power. For this reason, the Trust does not expect to receive broker non-votes and this could make achieving a quorum more difficult. It is important that we receive your signed proxy card to ensure that there is a quorum for the Meeting.
Q&A 6
If we do not receive your vote as the date of the Meeting approaches, you may be contacted to remind you to vote your shares and help you return your proxy.

Q:If I vote by mail, how do I sign the proxy card?
A:Individual Accounts:  Shareholders should sign exactly as their names appear on the account registration shown on the proxy card.
Joint Accounts:  Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.
All Other Accounts:  The person signing must indicate his or her capacity.  For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”
Please complete, sign and return the enclosed proxy card in the enclosed envelope.  You may proxy vote by internet or telephone in accordance with the instructions set forth on the enclosed proxy card.  No postage is required if mailed in the United States.
FundX ETF – XCOR
FundX Flexible ETF – XFLX
FundX Conservative ETF – ZRLX
FundX Aggressive ETF – XNAV
each a series of
FUNDX INVESTMENT TRUST

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD December 23, 2024

A special meeting of shareholders (the “Meeting”) of FundX ETF, FundX Flexible ETF, FundX
Conservative ETF, and FundX Aggressive ETF (the "Funds," and separately, each a "Fund"), each a series of FundX Investment Trust (the “Trust”), will be held on December 23, 2024, at 11:00 a.m. Pacific time, at the offices of FundX Investment Trust, 101 Montgomery Street, Suite 2400, San Francisco,
California 94104. At the Meeting, shareholders of the Funds, separately, will be asked to consider and act upon the following proposals:
Proposal 1 - To approve an investment advisory agreement (the "New Advisory Agreement")
between the Trust, on behalf of the FundX ETF, and One Capital Management, LLC (the
"Advisor").
Proposal 2 - To approve a "manager of managers" arrangement that would grant the Trust and the Advisor greater flexibility to change sub-advisory arrangements without shareholder approval, subject to prior approval by the Trust's Board of Trustees.
Proposal 3 - To approve a proposal that would change the fundamental investment restriction regarding lending.
Shareholders may also be asked to transact such other business as may properly come before the
Meeting or any adjournments or postponements thereof.
THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS UPON WHICH
YOU ARE BEING ASKED TO VOTE.
The Trust’s Board of Trustees has fixed the close of business on November 21, 2024 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof.
Please read the accompanying proxy statement. Regardless of whether you plan to attend the
Meeting, please complete, sign and return promptly the enclosed proxy card so that a quorum will be present and a maximum number of shares may be voted for a Fund. In the alternative, please call the toll-
free number on your proxy card to vote by telephone or go to the web site shown on your proxy card to vote over the internet.
By Order of the Board of Trustees
President, FundX Investment Trust
December 2, 2024
Your vote is important - please vote your shares promptly.
Shareholders are encouraged to vote by internet, telephone, or mail. Telephone and internet voting instructions can be found on the enclosed proxy card or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United
States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

FundX ETF – XCOR
FundX Flexible ETF – XNAV
FundX Conservative ETF – XFLX
FundX Aggressive ETF – XRLX
each a series of
FUNDX INVESTMENT TRUST

PROXY STATEMENT
December 2, 2024

This Proxy Statement is being furnished to the shareholders of the FundX ETF ("FundX ETF"),
FundX Flexible ETF ("Flexible ETF"), FundX Conservative ETF ("Conservative ETF"), FundX
Aggressive ETF ("Aggressive ETF," and together with FundX ETF, Flexible ETF, and Conservative ETF, the "Funds," and separately, each a "Fund"), each a series of FundX Investment Trust (the “Trust”), an open-end management investment company, on behalf of the Trust’s Board of Trustees (the “Board”) in connection with the Funds' solicitation of shareholders’ proxies for use at a special meeting of shareholders of the Funds (the “Meeting”) to be held on December 23, 2024, at 11:00 a.m. Pacific time, at the offices of FundX Investment Trust, 101 Montgomery Street, Suite 2400, San Francisco, California
94104, for the purposes set forth below and in the accompanying Notice of Special Meeting of
Shareholders.
Shareholders of record at the close of business on the record date, established as November 21,
2024 (the “Record Date”), are entitled to notice of, and to vote at, the Meeting. The approximate mailing date of this Proxy Statement to shareholders is December 2, 2024. The Meeting will be held for the following purpose, shareholders of the Funds, separately, will be asked to consider and act upon the following proposals:
Proposal 1 - To approve an investment advisory agreement (the "New Advisory Agreement")
between the Trust, on behalf of the Funds, and One Capital Management, LLC (the
"Advisor").
Proposal 2 - To approve a "manager of managers" arrangement that would grant the Funds and the Advisor greater flexibility to change sub-advisory arrangements without shareholder approval, subject to prior approval by the Trust's Board of Trustees.
Proposal 3 - To approve a proposal that would change the fundamental investment restriction regarding lending.

THE PROPOSALS
PROPOSAL 1. APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN
THE TRUST AND
ONE CAPITAL MANAGEMENT LLC.
Background. This proposal relates to a change in control of the equity ownership of One Capital
Management LLC (OCM or the "Advisor”). Pursuant to a purchase agreement signed on November 8,
2024, Merchant Wealth Management Holdings 3, LLC became the new majority owner of the Advisor as of the same date (the "Closing Date"). Merchant Wealth Holdings 3 is a Delaware limited liability company. The transaction resulted in a change of control of the Advisor as of the Closing Date. This change of control effectively terminated the prior advisory agreement in accordance with its terms as required by Section 15 of the Investment Company Act of 1940 (the "1940 Act"). For this reason, a meeting of the Board of Trustees of the Trust (the "Board"), was held on October 25, 2024. At the meeting the Board, including a majority of the trustees who are not interested persons of the Trust (as defined by the 1940 Act), unanimously approved a New Advisory agreement between the Trust and
OCM. The Board also approved of an interim investment advisory agreement (the "Interim Advisory
Agreement"), that will allow OCM to continue to provide the Funds investment management services while it seeks shareholder approval. There will be no change in the day-to-day management of the Funds’
investment portfolios, the portfolio manager(s) of any of the Funds will remain the same, and the incumbent leadership of the Advisor will not change.
The Advisor previously provided investment advisory services to the Funds and managed portfolio assets pursuant to an investment advisory agreement with the Trust that was last approved by the
Board, including a majority of the Independent Trustees, at its meeting held on August 21, 2024, and was last approved by a vote of shareholders on September 1, 2021.
In order for the Advisor to continue to serve as investment advisor to the Funds, shareholders of each Fund must approve the New Advisory Agreement. If approved, the New Advisory Agreement will be effective upon the approval by shareholders. There are no differences in the Advisor’s obligations under the previous advisory agreement and the New Advisory Agreement.
Summary of the Prior Advisory Agreement, Interim Advisory Agreement and New
Advisory Agreement. The Interim Advisory Agreement and the New Advisory Agreement are
substantially identical to the prior investment advisory agreement, except for the dates of execution and effectiveness and certain other provisions described below. A copy of the New Advisory Agreement is attached to this Proxy Statement as Exhibit A. The following description of the New Advisory Agreement is only a summary. You should refer to Exhibit A for the terms of the agreement, and the description set forth below of the agreement is qualified in its entirety by reference to Exhibit A.
Under the terms of the Interim Advisory Agreement, the agreement is to remain in effect until the earlier of (1) the expiration of a 150-day period from the date the prior advisory agreement was deemed terminated (November 8, 2024), or (2) until such time a shareholders of the Funds approve the New
Advisory Agreement. The Interim Advisory Agreement also provides that the Board may terminate the agreement by the Trust on behalf of the Funds at any time without payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Funds, upon ten (10) days’
written notice to the Advisor. The Interim Advisory Agreement also provides that the management fee shall be accrued daily by the Funds and the compensation earned by the Advisor will be held in an interest-bearing escrow account pending shareholder approval of the New Advisory Agreement.  If shareholders approve the New Advisory Agreement within 150 days, the amount held in the escrow account, including interest, will then be paid to the Advisor.  If shareholders do not approve the New
Advisory Agreement, the Advisor will be paid, out of the escrow account, the lesser of (1) the costs incurred performing its services under this Interim Advisory Agreement or (2) the total amount in the escrow account, including interest earned.
Under the terms of the New Advisory Agreement, the Advisor may delegate a portion of its responsibilities to a sub-advisor. This provision allows the Funds operation under a manager of managers arrangement as more fully described in Proposal 2, below.
Description of New Advisory Agreement. The Advisor has served as investment advisor to the
Funds, and their predecessor funds, since January 31, 2022. If approved by shareholders at the Meeting, the Advisor will continue to provide the same services pursuant to the same terms as identified in the New
Advisory Agreement. The new agreement will remain in effect for a period of two (2) years, unless sooner terminated. After the initial two-year period, continuation of the New Advisory Agreement from year-to-year is subject to annual approval by the Board, including at least a majority of the Independent
Trustees. The New Advisory Agreement, similar to the prior agreement, may be terminated by the Board or a vote of a majority (as that term is defined in the 1940 Act) of the shareholders of the Funds upon not more than 60 days’ notice, or by the Advisor upon 60 days’ notice.
Advisory Services. Like the prior agreement, the New Advisory Agreement states that, subject to the supervision and direction of the Board of Trustees, the Advisor will supervise and manage the investment portfolio of each Fund and direct the purchase and sale of investment securities in the day to day management of each Fund.
Management Fees. Like the prior agreement, the New Advisory Agreement provides that each
Fund will pay the Advisor a fee at an annual rate based on the Fund’s average daily net assets. There is no difference between the advisory fee in the prior agreement or in the New Advisory Agreement. Each
Fund's advisory fee is described in the table below:

Annual Advisory Fee
FundX ETF	1.00% on assets up to $500 million, 0.90% on assets between $500 million and $750 million, 0.80% on assets between $750 million and $1 billion, and 0.70% on assets over $1 billion.
FundX Flexible ETF	0.70%
FundX Conservative ETF	1.00% on assets up to $500 million, 0.90% on assets between $500 million and $750 million, 0.80% on assets between $750 million and $1 billion, and 0.70% on assets over $1 billion.
FundX Aggressive ETF	1.00% on assets up to $500 million, 0.90% on assets between $500 million and $750 million, 0.80% on assets between $750 million and $1 billion, and 0.70% on assets over $1 billion.

For the fiscal years ended September 30, the Funds paid the following fees to the Advisor:

FundX ETF
	2024	2023	2022
Fees Accrued	$1,512,212	$1,439,013	$1,989,067
Fees (Waived)	$0	$(8,352)	$0
Fees Recouped	$0	$0	$0
Net Advisory Fee Paid	$1,512,212	$1,430,661	$1,989,067

Flexible ETF
	2024	2023	2022
Fees Accrued	$422,102	$434,997	$572,747
Fees (Waived)	$(21,551)	$(115,112)	$(37,186)
Fees Recouped	$0	$0	$1,604
Net Advisory Fee Paid	$400,551	$319,885	$537,165

Conservative ETF
	2024	2023	2022
Fees Accrued	$567,730	$651,673	$805,281
Fees (Waived)	$(17,421)	$(89,143)	$(826)
Fees Recouped	$0	$0	$0
Net Advisory Fee Paid	$550,309	$562,530	$804,455

Aggressive ETF
	2024	2023	2022
Fees Accrued	$254,598	$253,148	$339,913
Fees (Waived)	$0	$(11,866)	$(45,293)
Fees Recouped	$0	$0	$0
Net Advisory Fee Paid	$254,598	$241,282	$294,620
Brokerage Policies. Like the prior agreement, the New Advisory Agreement authorizes the
Advisor to select the brokers or dealers that will execute the purchases and sales of securities of the Funds and direct the Advisor to use its best efforts to obtain the most favorable price. The Advisor may cause a
Fund to pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction, if the Advisor determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker-
dealer viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.
Payment of Expenses. Like the prior agreement, the New Advisory Agreement provides that the
Advisor will pay all of the costs and expenses incurred by it in connection with its advisory services provided for a Fund. The Advisor will not be required to pay the costs and expenses associated with purchasing securities, commodities and other investments for a Fund (including brokerage commissions and other transaction or custodial charges).
Other Provisions. Like the prior agreement, the New Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the agreement on the part of the Advisor, the Advisor shall not be subject to liability to a Fund or to any shareholder of a Fund for any act or omission in the course of, or connected with, rendering services under the agreement, or for any losses that may be sustained in the purchase, holding or sale of any security. Additionally, the prior agreement and New Advisory Agreement provide that the federal securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing in the agreement should in any way constitute a waiver or limitation of any rights that a
Fund’s shareholders may have under any federal securities laws.
Executive Officers and Directors of the Advisor. There is no change to the executive officers and directors of the Advisor. Information regarding the current principal executive officers and directors of the Advisor is set forth below (i.e. principal occupation). The address of the Advisor is 3075
Townsgate Road, Suite 350, West Lake Village, California 91361.

Name	Principal Occupation
Patrick Bowen	President
Steven Cowley	Chief Investment Officer/Chief Compliance Officer
Dan Stridsberg	Managing Director
Donald McDonald	Managing Director
The Advisor is controlled by Merchant Wealth Management Holdings 3, LLC. Merchant Wealth
Management Holdings is a Delaware limited liability company.
Considerations of the Board of Trustees. At a Special Board Meeting held on October 25,
2024, the Board considered and approved both the Interim Advisory Agreement as well as the New
Advisory Agreement, (together, the “Advisory Agreements”. The Board noted that its earlier approval of the Interim Advisory Agreement was necessary to maintain continuity of services to the Funds during the proxy period. At its meeting, the Board received information about the purchase agreement, whereby
Merchant Wealth Management Holdings 3, LLC (“Merchant”), became the majority owner of OCM, (the
“Transaction”)and its potential impact on the Funds, as well as the terms of the  Advisory Agreements.
The Board received and reviewed extensive information and documentation from both the  relating to the
Transaction and other relevant matters. Factors relating to continuity of investment personnel of the
Advisor, historical performance of the Advisor, and the resources of the Advisor, were considered. The
Board reviewed detailed information about the Transaction, the structure, operations, organization, personnel, and financial capabilities of OCM and the financial terms of the Transaction. The Board reviewed and discussed the structure of the Transaction with representatives of both the Advisor.
Additionally, information and analysis previously provided by the  Advisor over the course of their service to the Funds was considered in evaluating the  Advisory Agreements. The Board considered such information carefully in conjunction with the other detailed information it received in the process of conducting its annual consideration and approval of the continuance of the prior advisory agreement. In preparation for the Meeting, the Board was provided with, and the Board reviewed and considered, extensive information regarding the Funds and the Advisor, detailing the services provided by the
Advisor to each of the Funds under the prior advisory agreement and the Advisory Agreements. The
Board in particular noted and considered that there are no material differences between the terms of the
Advisory  Agreements and the terms of the prior advisory agreement, with the exception of certain terms presented at the Meeting.
In its deliberations, the Board did not identify any single factor or piece of information as all important, controlling, or determinative of its decision to approve the New Advisory Agreement, rather the Board based its determination on the total mix of information available to it, and each Trustee may have attributed different weights to the various factors and information.

•In considering the nature, extent, and quality of the services to be provided by the Advisor, the
Board considered information it believed necessary to assess the stability and viability of the
Advisor subsequent to the Transaction and to assess the ongoing nature and quality of services to be provided to the Funds following the Transaction. The Board reviewed details of the anticipated equity structure of the Advisor as a result of the Transaction generally and with respect to the identity and business of the entities and individuals that were expected to become employees of the Advisor as a result of the Transaction, including the financial resources of those entities and their ability to assist in growing the Advisor’s business and/or in servicing the Funds. In this regard, the Board considered information about how the Advisor’s management and operations would be structured following the Transaction, including in particular how the Transaction might affect the Advisor’s performance or delivery of services under the New Advisory Agreement. The
Board considered information addressing the projected benefits to the Advisor expected to result from the Transaction and information describing how the Transaction may be expected to affect the Advisor’s business, including key personnel.
In addition, the Board took note of its comprehensive review of the Advisor, both at earlier meetings and this meeting, in connection with the annual approval of the prior advisory agreement. The Board considered the Advisor’s specific responsibilities in all aspects of the day-to-day management of the
Funds, as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel involved in the day-to-day activities of the Funds. The Board reviewed the services that the
Advisor would provide to the Funds, noting to what degree those services would extend beyond portfolio management. The Trustees also considered the structure of the compliance procedures of the Advisor, including information regarding its compliance program, chief compliance officer, and compliance record and its disaster recovery/business continuity plan. The Board concluded that the Advisor, and by extension as a result of the Transaction, the Advisor, may be reasonably expected to have sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures to perform their duties under the New Advisory Agreement, and that, in the Board’s view, the nature, overall quality, and extent of the management services to be provided to the Funds may be expected to continue to be satisfactory.
Based on its review, within the context of its full deliberations, the Board concluded that the Advisor following the Transaction may be reasonably expected to continue to provide the same type and quality of services to the Funds, in particular noting the following:
•In assessing the quality of the portfolio management and other services to be delivered by the
Advisor, the Board reviewed the performance of the Funds on both an absolute basis and in comparison, to their peer groups and relevant benchmark indices. The Board considered that the
Funds had performed in-line relative to their peer groups medians/averages for the one-year and three-year periods as of June 30, 2024.
•Noting that the fees under the New Advisory Agreement are the same as the fees under the prior advisory agreement, the Board considered its comprehensive review of the cost of the Advisor’s services, and the structure and level of advisory fees payable by the Funds, including a comparison of those fees to fees charged by a peer group of funds. The Board considered that though the fees charged by each Fund were above their respective peer group medians/averages, they were still reasonable. The Board also reviewed comprehensive comparative fee information prepared by Broadridge. In reviewing the Broadridge information the Board observed that both the FundX ETF and Fund X Conservative ETF expense ratio was in line with its respective peer group median, the FundX Aggressive ETF expense ratio was higher than its peer group median, and the FundX Flexible ETF expense ratio was below its peer group median.
•In considering economies of scale the Trustees considered the Advisor’s assertion that, based on the asset size of the Funds, economies of scale had not yet been achieved. The Trustees further concluded that they would have the opportunity to periodically reexamine whether economies of scale have been achieved.
•The Board took note of its comprehensive review of the profitability of the Advisor in its capacity managing the Funds. The Board considered the assumptions and representations as to the
Advisor’s financial condition, profitability and operations following the Transaction.  In assessing the Advisor’s profitability, the Trustees reviewed the Advisor’s financial information that was provided and considered both the direct and indirect benefits that may be expected to accrue to the Advisor from managing the Funds. The Trustees concluded that the Advisor’s profits from managing the Fund would not be excessive and after a review of the relevant financial information provided, concluded that the Advisor appeared to have adequate capitalization and may reasonably be expected to maintain adequate profit levels to support the Funds.
Other Legal Requirements under the 1940 Act. When a change in control of an investment advisor occurs, Section 15(f) of the 1940 Act provides a non-exclusive safe harbor for the investment advisor or any of its affiliated persons to receive any amount or benefit in connection with the change in control as long as two conditions are satisfied. The first condition specifies that, during the three-year period immediately following consummation of the transaction, at least 75% of the Fund’s Board must be
Independent Trustees. Currently, the Board meets this 75% requirement and intends to continue to do so for the required three-year period.
The second condition specifies that no “unfair burden” may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment advisor (or predecessor or successor advisor), or any interested person of any such advisor, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders
(other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company
(other than fees for bona fide principal underwriting services). The Advisor has agreed to use its best efforts to ensure that the transaction will not cause the imposition of an unfair burden, as that term is defined in Section 15(f) of the 1940 Act, on the Funds.
THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF
THE PROPOSED NEW ADVISORY AGREEMENTS AS PROVIDED UNDER PROPOSAL 1.
SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED.

PROPOSAL 2. APPROVAL OF A "MANAGER OF MANAGERS" ARRANGEMENT
Shareholders, of each Fund separately, are being asked to approve a “manager of managers”
arrangement that would permit the Funds and the Advisor to enter into, and materially amend, sub-
advisory agreements with any sub-advisers retained by the Advisor to manage all or a portion of a Fund’s assets without obtaining shareholder approval, if the Board concludes that such an arrangement would be in the best interests of the Fund’s shareholders. The Board, including the Independent Trustees, has approved the use of a “manager of managers” arrangement by the Advisor with respect to each of the
Funds, and any such arrangement utilized by the Funds would be subject to Board oversight and conditions imposed by the Securities and Exchange Commission (the "SEC"), in either a rule or an exemptive order, including the requirement that any sub-advisory agreement or material change to such agreement be approved by the Board (including a majority of the Independent Trustees). The Board believes that it is in the best interest of each Fund to afford the Advisor the flexibility to provide investment advisory services to each Fund through one or more sub-advisers. The Board also considered that Fund expenses will remain unaffected, and that any increases in the total fees paid by the Funds to the
Advisor would still require shareholder approval.
If shareholders of a Fund approve the proposal, that Fund may be able to implement a “manager of managers” arrangement. Prior to utilizing a "manager of managers arrangement the Trust would request exemptive relief from the SEC. There is no assurance or guarantee that the SEC will grant the
Trust and Advisor the requested exemptive relief. Under a “manager of managers” arrangement, the
Advisor and the Board of Trustees would be authorized to (1) engage new or additional affiliated or unaffiliated sub-advisers for the relevant Fund; (2) enter into and modify existing sub-advisory agreements for the relevant Fund with affiliated or unaffiliated sub-advisers; and (3) terminate and replace sub-advisers for a Fund with affiliated or unaffiliated sub-advisors without obtaining further approval of the Fund’s shareholders, provided the Board, including a majority of the Independent Trustees, has approved the new or amended agreement. The Board has determined to approve the proposed “manager of managers” arrangement for each Fund as this approach is expected to save a Fund the considerable cost and delay of seeking shareholder approval for any amendment or change to a Fund’s sub-advisory relationship. Each Fund would be authorized to disclose fees paid to sub-advisers on an aggregated basis rather than separately. Under the terms and conditions of the requested relief, the Funds would be subject to several conditions imposed by the SEC. For example, within 90 days of the hiring of a new sub-
adviser, a Fund would be required to provide shareholders with (or electronic access to) an information statement containing information about the sub-adviser and the sub-advisory agreement, similar to that which would have been provided in a proxy statement seeking shareholder approval of such an agreement or change thereto.
THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF A
MANAGER OF MANAGERS ARRANGEMENT AS PROVIDED UNDER PROPOSAL 2.
SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED.

PROPOSAL 3. APPROVAL OF A PROPOSAL TO CHANGE THE FUNDAMENTAL
INVESTMENT RESTRICTIONS REGARDING LENDING
Under the 1940 Act, a mutual fund must have a fundamental policy regarding lending. The current fundamental investment restriction that applies to each Fund is more restrictive than mandated by the 1940 Act. As an example, it is common for an advisor to utilize securities lending as a means to generate additional income for a portfolio. The proposed restriction is consistent with the 1940 Act requirements and industry standards. The Board has evaluated this proposal and believes the modification will clarify the Advisor's ability to execute the investment strategies of the Funds.

Current Fundamental Restriction	Proposed Fundamental Restrictions
The Funds may not make loans to others, except to the extent a repurchase agreement is deemed to be a loan.
The Funds may make loans to the extent permitted by the
Investment Company Act of 1940, or the rules or
regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by. regulatory
guidance or interpretations of, or any exemptive order or
other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.

At a meeting held on October 25, 2024, the Board, including the Independent Trustees, reviewed the proposed fundamental investment restriction change and determined that the proposal would benefit the Fund and its shareholders. The Board determined that this change would provide the Advisor flexibility to manage the investment portfolios of each Fund consistent with industry standards.
In addition, the proposed change would not affect any of the Fund’s investment objectives and investment strategies, and should shareholders approve the proposed change, no Fund intends to change its investment objectives or investment strategies. Furthermore, the Board noted that this change generally should not result in a substantial change in the manner in which the Fund is currently being managed. The
Board also considered that this change would not impact shareholder expenses. Accordingly, the Board, including the Independent Trustees, concluded that it would be in the best interests of the Fund and its shareholders to approve the Proposal.
THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF
THE PROPOSED CHANGE TO THE FUNDS’ FUNDAMENTAL INVESTMENT
RESTRICTION REGARDING LENDING POLICIES AS PROVIDED UNDER PROPOSAL 3.
SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED.

GENERAL INFORMATION
Required Vote. Approval of each of the Proposals requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund. Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present at the Meeting or represented by proxy, or (b) more than 50% of the outstanding shares.
Record Date/Shareholders Entitled to Vote. Each Fund is a series, or portfolio, of the Trust, a
Delaware statutory trust and registered investment company under the 1940 Act. The record holders of outstanding shares of each Fund are entitled to vote one vote per share (and a fractional vote per fractional share) on all matters presented at the Meeting with respect to a Fund to which they own shares as of the
Record Date. Shareholders of a Fund at the close of business on November 21, 2024 will be entitled to be present and vote at the Meeting. As of the Record Date, each Fund had the following shares outstanding and entitled to vote, along with the following net assets:

	Outstanding Shares	Net Assets
FundX ETF	2,452,140	$173,801,425.33
FundX Flexible ETF	2,564,059	$64,346,487.31
FundX Conservative ETF	1,300,823	$57,475,748.80
FundX Aggressive ETF	418,977	$30,217,460.71
Voting Proxies. You should read the entire proxy statement before voting. If you have any questions regarding the proxy statement or special meeting, please call 1-866-416-0565. If you sign and return the accompanying proxy card, you may revoke it by giving written notice of such revocation to the
Secretary of the Trust prior to the Meeting or by delivering a subsequently dated proxy card or by attending and voting at the Meeting in person. Proxies voted by telephone or internet may be revoked at any time before they are voted by proxy voting again through the website or toll-free number listed in the enclosed proxy card. All properly executed proxy cards received prior to the Meeting will be voted at the
Meeting in accordance with the instructions marked thereon. Proxy cards that are properly executed and received prior to the Meeting on which no vote is indicated will be voted “for” each proposal. Proxies may vote at their discretion with respect to other matters not now known to the Board that may be presented to the Meeting. Shareholders who execute proxy cards may revoke them at any time before they are voted, either by writing to the Secretary of the Trust at the Fund’s address noted above, delivering a duly executed proxy card bearing a later date or in person at the time of the Meeting. If not so revoked, the shares represented by the proxy card will be voted at the Meeting, and any adjournments thereof, as instructed. Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy.
If sufficient votes are not received by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote all proxies in favor of adjournment that voted in favor of each proposal (or abstained) and vote against adjournment all proxies that voted against each proposal.
Quorum Required. Each Fund must have a quorum of shares represented at the Meeting, in person or by proxy, in order to take action on any matter relating to that Fund. Under the Trust’s Bylaws, a quorum is constituted by the presence in person or by proxy of 33 percent of the outstanding shares of a
Fund entitled to vote at the Meeting.

Abstentions will be treated as present for determining whether a quorum is present with respect to a particular matter.
If a quorum is not present at the Meeting, or a quorum is present at the Meeting but sufficient votes to approve a proposal for a Fund are not received, the Secretary of the Meeting or the holders of a majority of the shares of a Fund present at the Meeting in person or by proxy may adjourn the Meeting to permit further solicitation of proxies.
Method and Cost of Proxy Solicitation. Proxies will be solicited by the Trust primarily by mail.
The solicitation may also include telephone, facsimile, electronic or oral communications by certain officers or employees of the Funds or the Advisor who will not be paid for these services. The Advisor will pay the costs of the Meeting and the expenses incurred in connection with the solicitation of proxies, including those expenses incurred by the Advisor. The Trust may also request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Funds held of record by such persons. The Advisor may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold shares of the Funds. Fees associated with the proxy solicitation, including solicitation, administrative, and legal fees are estimated to be approximately $35,000 and will be paid by the Advisor.
Other Service Providers. The Fund’s distributor and principal underwriter is Quasar Distributors,
LLC, Three Canal Plaza, Suite 100, Portland, Maine, 04101. The Fund’s administrator, transfer agent and dividend disbursing agent is U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, WI
53202.
Share Ownership. To the knowledge of the Trust’s management, as of November 21, 2024, the following shareholders were considered to be either a control person or principal shareholder of the Fund:

FundX ETF

Name and Address	% Ownership	Type of Ownership
CHARLES SCHWAB & CO., INC. 211 MAIN ST SAN FRANCISCO CA 94105	60.64%	Record
NATIONAL FINANCIAL SERVICES LLC 200 SEAPORT BOULEVARD BOSTON, MA 02210	27.13%	Record
Flexible ETF

Name and Address	% Ownership	Type of Ownership
CHARLES SCHWAB & CO., INC. 211 MAIN ST SAN FRANCISCO CA 94105	86.91%	Record
NATIONAL FINANCIAL SERVICES LLC 200 SEAPORT BOULEVARD BOSTON, MA 02210	6.82%	Record
Conservative ETF

Name and Address	% Ownership	Type of Ownership
CHARLES SCHWAB & CO., INC. 211 MAIN ST SAN FRANCISCO CA 94105	75.42%	Record
NATIONAL FINANCIAL SERVICES LLC 200 SEAPORT BOULEVARD BOSTON, MA 02210	16.47%	Record
Aggressive ETF

Name and Address	% Ownership	Type of Ownership
CHARLES SCHWAB & CO., INC. 211 MAIN ST SAN FRANCISCO CA 94105	54.52%	Record
NATIONAL FINANCIAL SERVICES LLC 200 SEAPORT BOULEVARD BOSTON, MA 02210	30.38%	Record

As of November 21, 2024, Janet Brown beneficially owns 3% of the FundX Aggressive ETF.
Neither Jeffrey Smith nor Sean McKeon beneficially own less than 1% of the outstanding shares of any class of the Funds.
Reports to Shareholders. Copies of the Fund’s most recent annual and semi-annual reports may be requested without charge by writing to the [Name of Fund] , c/o U.S. Bank Global Fund Services, P.O.
Box 701, Milwaukee, WI, 53201-0701 or by calling, toll-free, 1-866-455-FUND [3863].
Other Matters to Come Before the Meeting. The Trust’s management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.
Shareholder Proposals. The Trust and the Funds are generally not required to hold annual meetings of shareholders and the Trust generally does not hold a meeting of shareholders in any year unless certain specified shareholder actions such as election of trustees or approval of a new advisory agreement are required to be taken under the 1940 Act.  By observing this policy, the Trust seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings.
A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Trust hereafter called, whether pursuant to Rule 14a-8 under the Securities Exchange
Act of 1934 or otherwise, should send the proposal to the Secretary of the Trust, c/o FundX
Investment Trust, P.O. Box 701, Milwaukee, WI 53201-0701 within a reasonable time before the solicitation of the proxies for such meeting.  Shareholders who wish to recommend a nominee for election to the Board may do so by submitting the appropriate information about the candidate to the Trust’s
Secretary.  The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the Proxy Statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.  Also, the submission does not mean that the proposal will be presented at the meeting.  For a shareholder proposal to be considered at a shareholder meeting, it must be a proper matter for consideration at the Meeting.
Householding. If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address.  However, each shareholder will receive separate proxy cards.  If you would like to receive a separate copy of the Proxy Statement, please call 1-866-416-0565.  If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-866-455-FUND [3863]  or write to [Name of Fund], PO
Box 701, Milwaukee, WI 53201-0701.

FUNDX INVESTMENT TRUST
INVESTMENT ADVISORY AGREEMENT
THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is made as of the day of
October ___, 2024, by and between FundX Investment Trust, a Delaware statutory trust (the “Trust”), on behalf of the series of the Trust listed on Schedule A, which may be amended from time to time (the
“Funds”), and One Capital Management LLC (the “Advisor”).
WITNESSETH:
WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940 (the “Investment Company Act”); and
WHEREAS, the Funds are each a series of the Trust having separate assets and liabilities; and
WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and
WHEREAS, the Trust desires to retain the Advisor to render advice and services to the Funds pursuant to the terms and provisions of this Agreement, and the Advisor desires to furnish said advice and services; and
WHEREAS, the Advisor may delegate any or all of its portfolio management responsibilities under the
Advisory Agreement to one or more sub-advisers;
WHEREAS, shareholders of the Funds have approved this Agreement pursuant to the requirements of the Investment Company Act;
NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:
1. APPOINTMENT OF ADVISOR. The Trust hereby employs the Advisor and the Advisor hereby accepts such employment, to render investment advice and related services with respect to the assets of the Funds for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees (the “Board of Trustees”).
2. DUTIES OF ADVISOR.
(a) GENERAL DUTIES. The Advisor shall act as investment adviser to the Funds and shall supervise investments of the Funds on behalf of the Funds in accordance with the investment objectives, policies and restrictions of the Funds as set forth in the Funds’ and Trust’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and By-Laws; the Funds’ prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Trustees may impose from time to time in writing to the Advisor (collectively, the “Investment Policies”).
In providing such services, the Advisor shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code of 1986, the Uniform
Commercial Code and other applicable law.

Without limiting the generality of the foregoing, the Advisor shall: (i) furnish the Funds with advice and recommendations with respect to the investment of the Funds’ assets and the purchase and sale of portfolio securities for the Funds, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Funds, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iii) vote proxies for the
Funds, file ownership reports under Section 13 of the Securities Exchange Act of 1934 (the “1934 Act”) for
the Funds, and take other actions on behalf of the Funds; (iv) maintain the books and records required to be maintained by the Funds except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Funds; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Funds’ assets which the
Funds’ administrator or distributor or the officers of the Trust may reasonably request; and (vi) render to the
Trust’s Board of Trustees such periodic and special reports with respect to the Funds’ investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of
Trustees.
(b) BROKERAGE. The Advisor shall be responsible for decisions to buy and sell securities for the
Funds, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the
Advisor shall not direct orders to an affiliated person of the Advisor without general prior authorization to use such affiliated broker or dealer from the Trust’s Board of Trustees. The Advisor’s primary consideration in effecting a securities transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Advisor may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. The price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.
Subject to such policies as the Board of Trustees of the Trust may determine and consistent with
Section 28(e) of the 1934 Act, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Funds to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor’s overall responsibilities with respect to the Trust. Subject to the same policies and legal provisions, the Advisor is further authorized to allocate the orders placed by it on behalf of the Funds to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Advisor shall determine, and the
Advisor shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.
On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and to such other clients.

3. REPRESENTATIONS OF THE ADVISOR.
(a) The Advisor shall use its best judgment and efforts in rendering the advice and services to the
Funds as contemplated by this Agreement.
(b) The Advisor shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.
(c) The Advisor shall conduct its operations at all times in conformance with the Advisers Act, the
Investment Company Act, and any other applicable state and/or self-regulatory organization regulations.
(d) The Advisor shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with their approval of this Agreement.
4. INDEPENDENT CONTRACTOR. The Advisor shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Funds in any way, or in any way be deemed an agent for the Trust or for the Funds. It is expressly understood and agreed that the services to be rendered by the
Advisor to the Funds under the provisions of this Agreement are not to be deemed exclusive, and the
Advisor shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.
5. ADVISOR’S PERSONNEL. The Advisor shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Trust’s Board of Trustees may desire and reasonably request and any compliance staff and personnel required by the Advisor.
6. CHARGES AND EXPENSES.
(i)The Advisor agrees to pay all expenses of each Fund, except for: (i) brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the patriation or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) extraordinary expenses (in each case as determined by a majority of the Trust’s independent trustees); (iv) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes); (v) any fees and expense related to the provision of securities lending services; and (vi) the advisory fee payable to the
Advisor hereunder.  The internal expenses of pooled investment vehicles in which a Fund may invest (acquired fund fees and expenses) are not expenses of a Fund and are not paid by the Advisor.  The payment or assumption by the Advisor of any expense of a Fund that the
Advisor is not required by this Agreement to pay or assume shall not obligate the Advisor to pay or assume the same or any similar expense of the Fund on any subsequent occasion.

(i)To the extent that the Advisor pays fees, in addition to any Fund distribution or servicing fees, to financial intermediaries, including without limitation banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other shareholder servicing or distribution services associated with shareholders whose shares are held in omnibus or other group accounts, the Advisor shall report such payments regularly to the Trust on the amounts paid and the relevant financial institutions.
7. INVESTMENT ADVISORY AND MANAGEMENT FEE.
(a) The Funds shall pay to the Advisor, and the Advisor agrees to accept, as full compensation for all services furnished or provided to such Funds pursuant to this Agreement, an annual management fee at the rate set forth in Schedule A to this Agreement.
(b) The management fee shall be accrued daily by the Funds and paid to the Advisor on the first business day of the succeeding month.
(c) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Advisor shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.
(d) The fee payable to the Advisor under this Agreement will be reduced to the extent of any receivable owed by the Advisor to the Funds and as required under any expense limitation applicable to the
Funds.
(e) The Advisor voluntarily may reduce any portion of the compensation  due to it pursuant to this
Agreement  Any such reduction shall be applicable only to such specific reduction and shall not constitute an agreement to reduce any future compensation due to the Advisor hereunder  Any such reduction will be agreed to prior to accrual of the fee and will be estimated daily and reconciled and paid on a monthly basis.
8. NO SHORTING; NO BORROWING. The Advisor agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Funds. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Advisor or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment
Company Act. The Advisor agrees that neither it nor any of its officers or employees shall borrow from the
Funds or pledge or use the Funds’ assets in connection with any borrowing not directly for the Funds’
benefit. For this purpose, failure to pay any amount due and payable to the Funds for a period of more than thirty (30) days shall constitute a borrowing.
9. CONFLICTS WITH TRUST’S GOVERNING DOCUMENTS AND APPLICABLE
LAWS. Nothing herein contained shall be deemed to require the Trust or the Funds to take any action contrary to the Trust’s Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust and Funds. In this connection, the Advisor acknowledges that the Trustees retain ultimate plenary authority over the Funds and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10. REPORTS AND ACCESS. The Advisor agrees to supply such information to the Funds’
administrator and to permit such compliance inspections by the Funds’ administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the
Board of Trustees.
11. ADVISOR’S LIABILITIES AND INDEMNIFICATION.
(a) The Advisor shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in the Funds’ offering materials (including the prospectus, the statement of additional information, advertising and sales materials), except for information supplied by the administrator or the Trust or another third party for inclusion therein.
(b) The Advisor shall be liable to the Funds for any loss (including brokerage charges) incurred by the Funds as a result of any improper investment made by the Advisor in contradiction of the Investment
Policies.
(c) In the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the obligations or duties hereunder on the part of the Advisor, the Advisor shall not be subject to liability to the Trust or the
Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Funds.  Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Funds or any shareholder of the Funds may have under any federal securities law or state law.
(d) Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, officers and employees of the other party (any such person, an “Indemnified Party”)
against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnifying Party’s performance or non-performance of any duties under this Agreement; provided, however, that nothing herein shall be deemed to protect any Indemnified
Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.
(e) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Advisor, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.
12. NON-EXCLUSIVITY; TRADING FOR ADVISOR’S OWN ACCOUNT. The Trust’s
employment of the Advisor is not an exclusive arrangement. The Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Advisor may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting; provided, however, that the Advisor expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Funds under this Agreement; and provided further that the Advisor will adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Advisers Act and has
been approved by the Board of Trustees.
13. TERM.

With respect to a Fund, this Agreement shall become effective on the date of execution of this
Agreement or, if later, at the time the Fund commences operations pursuant to an effective amendment to the Trust’s Registration Statement under the Securities Act of 1933, as amended, and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter, with respect to a Fund, for additional periods not exceeding one year so long as such continuation is specifically approved at least annually by (i) the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval; provided, however, that if the shareholders of a Fund fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the Investment Company Act and rules and regulations thereunder. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings set forth in the
Investment Company Act, and the foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the Investment Company Act and the rules and regulations thereunder.
14. RIGHT TO USE NAME.
The Funds may use the name “FundX Funds” or any name derived from or using the name
“FundX” only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. Within sixty (60) days from such time as this Agreement shall no longer be in effect, the Funds shall cease to use such a name or any other name connected with the Advisor.
15. TERMINATION; NO ASSIGNMENT.
(a) This Agreement may be terminated by the Trust on behalf of the Funds at any time without payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Funds, upon sixty (60) days’ written notice to the Advisor, and by the Advisor upon sixty (60) days’ written notice to the Funds. In the event of a termination, the
Advisor shall cooperate in the orderly transfer of the Funds’ affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Funds maintained by the Advisor on behalf of the Funds.
(b) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act.
16. Nonpublic Personal Information. Notwithstanding any provision herein to the contrary, the Advisor agrees on behalf of itself and its managers, members, officers, and employees (1) to treat confidentially and as proprietary information of the Trust (a) all records and other information relative to the
Funds’ prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic
Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”); and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the
Advisor.  Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Advisor may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.
17. ANTI-MONEY LAUNDERING COMPLIANCE. The Advisor acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy.
The Advisor agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the
same may apply to the Advisor, now and in the future. The Advisor further agrees to provide to the Trust and/or the administrator such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Advisor to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.
18. CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES. The Advisor
acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the
implementing regulations promulgated thereunder, the Trust and the Funds are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the
Trust, the Advisor agrees to use its best efforts to assist the Trust and the Funds in complying with the
Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures. The Advisor agrees to inform the Trust of any material development related to the Fund that the Advisor reasonably believes is relevant to the Funds’ certification obligations under the Sarbanes-Oxley Act.
19. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.
20. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.
21. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles of Delaware or any other jurisdiction; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

FUNDX INVESTMENT TRUST on behalf of the series listed on Schedule A	ONE CAPITAL MANAGEMENT LLC

By: _____________________	By: _____________________
Name: Jeff Smith	Name:
Title: President	Title:

SCHEDULE A

Series of FundX Investment Trust	Annual Fee Rate

FundX ETF	1.00% on assets up to $500 million, 0.90% on assets between $500 million and $750 million, 0.80% on assets between $750 million and $1 billion, and 0.70% on assets over $1 billion.
FundX Aggressive ETF	1.00% on assets up to $500 million, 0.90% on assets between $500 million and $750 million, 0.80% on assets between $750 million and $1 billion, and 0.70% on assets over $1 billion.
FundX Conservative ETF	1.00% on assets up to $500 million, 0.90% on assets between $500 million and $750 million, 0.80% on assets between $750 million and $1 billion, and 0.70% on assets over $1 billion.
FundX Flexible ETF	0.70% of average daily net assets

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

YOUR VOTE IS IMPORTANT NO
MATTER HOW MANY SHARES
YOU OWN.  PLEASE CAST YOUR
PROXY VOTE TODAY!

1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at vote.proxyonline.com using your proxy control number found below
3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By PHONE with a live operator when you call toll-free (800) 714-3311 Monday through Friday 9 a.m. to 10 p.m. Eastern time
SHAREHOLDER’S REGISTRATION PRINTED HERE
1234567891012
CONTROL NUMBER
FundX ETF
A SERIES OF THE FUNDX INVESTMENT TRUST
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 23, 2024
The undersigned, revoking prior proxies, hereby appoints Sean McKeon and Jeffrey Smith, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of FundX ETF (the “Fund”) to be held at the offices of
FundX Investment Trust, 101 Montgomery Street, Suite 2400, San Francisco, California 94104, on December 23, 2024, at 11:00 a.m. Pacific
time, or at any adjournment thereof, upon the proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 714-3311.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.
Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on December 23, 2024.  The proxy statement for this meeting is available at:
https://vote.proxyonline.com/fundx/docs/2024.pdf

PROXY CARD
FundX ETF
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE
COUNTED. The signer(s) acknowledges receipt with this Proxy
Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side).  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.
_______________________________________________________________
SIGNATURE (AND TITLE IF APPLICABLE) DATE
_______________________________________________________________
SIGNATURE (IF HELD JOINTLY) DATE
This proxy is solicited on behalf of the Fund’s Board of Trustees, and the proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders.  When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated.  The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.
THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.
TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ●

		FOR	AGAINST	ABSTAIN
1.	To approve an investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of the Funds, and One Capital Management, LLC (the “Advisor”).	○	○	○
2.
To approve a "manager of managers" arrangement that would grant the Trust and the Advisor greater flexibility to change sub-advisory arrangements without shareholder approval, subject to prior approval by the Trust's Board of Trustees.
		○	○	○
3.	To approve a change in the fundamental investment restriction regarding lending.	○	○	○

THANK YOU FOR VOTING

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

YOUR VOTE IS IMPORTANT NO
MATTER HOW MANY SHARES
YOU OWN.  PLEASE CAST YOUR
PROXY VOTE TODAY!

1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at vote.proxyonline.com using your proxy control number found below
3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By PHONE with a live operator when you call toll-free (800) 714-3311 Monday through Friday 9 a.m. to 10 p.m. Eastern time
SHAREHOLDER’S REGISTRATION PRINTED HERE
1234567891012
CONTROL NUMBER
FundX Flexible ETF
A SERIES OF THE FUNDX INVESTMENT TRUST
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 23, 2024
The undersigned, revoking prior proxies, hereby appoints Sean McKeon and Jeffrey Smith, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of FundX Flexible ETF (the “Fund”) to be held at the offices of FundX Investment Trust, 101 Montgomery Street, Suite 2400, San Francisco, California 94104, on December 23, 2024, at 11:00 a.m.
Pacific time, or at any adjournment thereof, upon the proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 714-3311.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.
Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on December 23, 2024.  The proxy statement for this meeting is available at:
https://vote.proxyonline.com/fundx/docs/2024.pdf

PROXY CARD
FundX Flexible ETF
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE
COUNTED. The signer(s) acknowledges receipt with this Proxy
Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side).  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.
_______________________________________________________________
SIGNATURE (AND TITLE IF APPLICABLE) DATE
_______________________________________________________________
SIGNATURE (IF HELD JOINTLY) DATE
This proxy is solicited on behalf of the Fund’s Board of Trustees, and the proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders.  When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated.  The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.
THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.
TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ●

		FOR	AGAINST	ABSTAIN
1.	To approve an investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of the Funds, and One Capital Management, LLC (the “Advisor”).	○	○	○
2.
To approve a "manager of managers" arrangement that would grant the Trust and the Advisor greater flexibility to change sub-advisory arrangements without shareholder approval, subject to prior approval by the Trust's Board of Trustees.
		○	○	○
3.	To approve a change in the fundamental investment restriction regarding lending.	○	○	○

THANK YOU FOR VOTING

    [PROXY ID NUMBER HERE]                                          [BAR CODE HERE]                                                                [CUSIP HERE]

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

YOUR VOTE IS IMPORTANT NO
MATTER HOW MANY SHARES
YOU OWN.  PLEASE CAST YOUR
PROXY VOTE TODAY!

1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at vote.proxyonline.com using your proxy control number found below
3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By PHONE with a live operator when you call toll-free (800) 714-3311 Monday through Friday 9 a.m. to 10 p.m. Eastern time
SHAREHOLDER’S REGISTRATION PRINTED HERE
1234567891012
CONTROL NUMBER
FundX Conservative ETF
A SERIES OF THE FUNDX INVESTMENT TRUST
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 23, 2024
The undersigned, revoking prior proxies, hereby appoints Sean McKeon and Jeffrey Smith, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of FundX Conservative ETF (the “Fund”) to be held at the offices of FundX Investment Trust, 101 Montgomery Street, Suite 2400, San Francisco, California 94104, on December 23, 2024, at 11:00
a.m. Pacific time, or at any adjournment thereof, upon the proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 714-3311.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.
Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on December 23, 2024.  The proxy statement for this meeting is available at:
https://vote.proxyonline.com/fundx/docs/2024.pdf

    [PROXY ID NUMBER HERE]                                          [BAR CODE HERE]                                                                [CUSIP HERE]
PROXY CARD
FundX Conservative ETF
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE
COUNTED. The signer(s) acknowledges receipt with this Proxy
Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side).  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.
_______________________________________________________________
SIGNATURE (AND TITLE IF APPLICABLE) DATE
_______________________________________________________________
SIGNATURE (IF HELD JOINTLY) DATE
This proxy is solicited on behalf of the Fund’s Board of Trustees, and the proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders.  When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated.  The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.
THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.
TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ●

		FOR	AGAINST	ABSTAIN
1.	To approve an investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of the Funds, and One Capital Management, LLC (the “Advisor”).	○	○	○
2.
To approve a "manager of managers" arrangement that would grant the Trust and the Advisor greater flexibility to change sub-advisory arrangements without shareholder approval, subject to prior approval by the Trust's Board of Trustees.
		○	○	○
3.	To approve a change in the fundamental investment restriction regarding lending.	○	○	○

THANK YOU FOR VOTING

    [PROXY ID NUMBER HERE]                                          [BAR CODE HERE]                                                                [CUSIP HERE]

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

YOUR VOTE IS IMPORTANT NO
MATTER HOW MANY SHARES
YOU OWN.  PLEASE CAST YOUR
PROXY VOTE TODAY!

1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at vote.proxyonline.com using your proxy control number found below
3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By PHONE with a live operator when you call toll-free (800) 714-3311 Monday through Friday 9 a.m. to 10 p.m. Eastern time
SHAREHOLDER’S REGISTRATION PRINTED HERE
1234567891012
CONTROL NUMBER
FundX Aggressive ETF
A SERIES OF THE FUNDX INVESTMENT TRUST
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 23, 2024
The undersigned, revoking prior proxies, hereby appoints Sean McKeon and Jeffrey Smith, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of FundX Aggressive ETF (the “Fund”) to be held at the offices of FundX Investment Trust, 101 Montgomery Street, Suite 2400, San Francisco, California 94104, on December 23, 2024, at 11:00
a.m. Pacific time, or at any adjournment thereof, upon the proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 714-3311.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.
Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on December 23, 2024.  The proxy statement for this meeting is available at:
https://vote.proxyonline.com/fundx/docs/2024.pdf

    [PROXY ID NUMBER HERE]                                          [BAR CODE HERE]                                                                [CUSIP HERE]
PROXY CARD
FundX Aggressive ETF
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE
COUNTED. The signer(s) acknowledges receipt with this Proxy
Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side).  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.
_______________________________________________________________
SIGNATURE (AND TITLE IF APPLICABLE) DATE
_______________________________________________________________
SIGNATURE (IF HELD JOINTLY) DATE
This proxy is solicited on behalf of the Fund’s Board of Trustees, and the proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders.  When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated.  The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.
THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.
TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ●

		FOR	AGAINST	ABSTAIN
1.	To approve an investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of the Funds, and One Capital Management, LLC (the “Advisor”).	○	○	○
2.
To approve a "manager of managers" arrangement that would grant the Trust and the Advisor greater flexibility to change sub-advisory arrangements without shareholder approval, subject to prior approval by the Trust's Board of Trustees.
		○	○	○
3.	To approve a change in the fundamental investment restriction regarding lending.	○	○	○

THANK YOU FOR VOTING